Exhibit 99.1

Welcome 2012 Annual Meeting of Shareholders Archie M. Brown, Jr., Chairman

Introduction of Director Nominees Philip A. Frantz

 Kathleen L. Bardwell William G. Barron Brian J. Crall Philip A. Frantz Rick S. Hartman D.J. Hines MainSource Financial Group Director Nominees William J. McGraw, III Thomas M. O’Brien Lawrence R. Rueff, DVM John G. Seale, CPA Charles J. Thayer Archie M. Brown, Jr.

Advisory Vote on Executive Compensation Policies and Procedures

Advisory Vote on Executive Compensation Also known as the “Say on Pay” proposal Vote is advisory in nature – not binding MSFG Executive Compensation Committee believes its practices are conservative, but will take shareholder vote into consideration in its compensation programs. Policy and Procedure

Ratification of Crowe Horwath LLP

Introductions

MainSource Financial Group Archie Brown: Chairman, President and Chief Executive Officer Jamie Anderson: Chief Financial Officer Daryl Tressler: Chief Banking Officer Bill Goodwin: Chief Credit Officer Executive Officers

Results of Shareholder Vote

Official Business Meeting Concluded

2011 Financial Performance Jamie Anderson Chief Financial Officer

Disclosure Regarding Forward Looking Statements This presentation may include forward-looking statements regarding, among other things, MainSource’s business strategy, financial position and prospects, dividend policy, business results, strategic initiatives, credit quality including reserve levels, capital expenditures, and various other matters. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates”, or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties, and because the assumptions underlying these statements could prove inaccurate. Factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, general economic conditions, legislative and regulatory initiatives, changes in the quality of MainSource’s loan portfolios, and other risks set forth in MainSource’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011, on file with the SEC. MainSource does not undertake to update any forward looking statements as a result of new information or future events or developments.

2011 Balance Sheet

Total Assets (As of Year End)

Total Loans) (As of Year End)

Mortgage Loans Serviced (As of Year End)

Total Deposits (As of Year End)

Total Deposits (As of Year End)

Loan Loss Reserve (As of Year End)

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 21 (As of Year End) 8.8% 13.5% 14.8% 9.7% 15.5% 16.8% 10.8% 17.6% 18.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Leverage Ratio Tier 1 to Risked Based Assets Total Capital to Risk Based Assets 2009 2010 2011

Tangible Common Equity Ratio (As of Year End)

2011 Operating Results

Net Operating Income *Excludes Goodwill Impairment Charges

Operating Earnings Per Share *Excludes Goodwill Impairment Charges

Loan Loss Provision Expense

Non Performing Loans Millions (End of Period)

New Non-Accrual Loans

Net Revenue (Net Interest Income plus Non-Interest Income)

Net Interest Margin

Cost of Funds

Total Deposits (As of Year End)

Core Fee Income *First Quarter Annualized Includes service charges, interchange income, mortgage banking income, and wealth management

Earnings Before LLP & Taxes * Excludes Goodwill Impairment Charges

MainSource Financial Group NASDAQ Stock Symbol MSFG

2011 Stock Performance

Stock Price (12 Months) 15% Decrease For 2011, the NASDAQ Bank Stocks Index was down 12%.

Stock Performance – 5 Year MSFG vs. NASDAQ Bank Index

Stock Price (15 Months) For this same period, the NASDAQ Bank Stocks Index was flat. 16% Increase

First Quarter 2012

MainSource Financial Group First Quarter 2012 Operating Highlights Earnings of $6.0 million or $0.26 per share Improvement in Credit Quality Strong Net Interest Margin at 4.17% Return on Assets of 0.88% Increase in Tangible Common Equity Ratio to 8.1%

2012 Outlook Archie M. Brown, Jr.

Credit Quality

Indiana Unemployment Rate (End of Period) U. S. Bureau of Labor Statistics

New Jobs

New Jobs

Non Performing Loans Millions (End of Period)

NPAs / Assets vs. Peers (As of Year End) Peer Group is select Midwest Peer Banks

New Non-Accrual Loans

Loan Loss Provision Expense *First Quarter Annualized

Loan Loss Provision Expense

Net Charge Offs *First Quarter Annualized

Net Charge Offs (In Dollars)

Loan Loss Reserve to Total Loans (End of Period)

Revenue

Net Interest Margin

Net Interest Income *First Quarter Annualized

Total Loans (End of Period)

Commercial Banking Realignment

Core Fee Income *First Quarter Annualized Includes service charges, interchange income, mortgage banking income, and wealth management $2.6 $7.6 $5.6

Core Fee Income Checking Accounts CAGR = 5.5%

Core Fee Income Cross Sell Ratio at Point of Sale

WOW! Checking Introduction

Expenses

Expenses Annualized Savings of $6.9 million (pre-tax) 150 FTE Reduction Recently announced closing of six underperforming branch locations to occur in the 3rd Quarter of 2012 2011 company-wide initiative to reduce expenses

Capital

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 67 (As of Year End) 8.8% 13.5% 14.8% 9.7% 15.5% 16.8% 10.8% 17.6% 18.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Leverage Ratio Tier 1 to Risked Based Assets Total Capital to Risk Based Assets 2009 2010 2011

Tangible Common Equity Ratio (End of Period)

TCE Ratio vs. Peers (As of Year End) Peer Group is select Midwest Peer Banks

U.S. Treasury TARP Program

U.S. Treasury TARP Program In March 2012, the U.S. Treasury elected to sell, through public auctions, its investment in preferred stock in six financial institutions. MainSource was one of six institutions included in the inaugural auction. The auction period was March 26-28, 2012. MainSource participated as a bidder in the auction of its preferred stock with approval from its regulators.

U.S. Treasury TARP Program As a result of the auction, MainSource is no longer a participant in Treasury’s TARP program. Treasury received $931.11 per share (compared to a par value of $1,000 per share). MainSource was successful in repurchasing 21,030 of the 57,000 shares outstanding (37% of the outstanding shares). Treasury received approximately $62.0 million, including dividends paid, for its $57.0 million investment in MainSource. MainSource recorded a $1.2 million increase to shareholders’ equity. MainSource’s future dividend expense to preferred shareholders will decline by approximately $1.0 million annually.

Remaining Outstanding Preferred Shares Repurchase the remaining preferred shares on, or before, the first quarter of 2014 when the dividend increases from 5% to 9%. Our Plan for Repurchase

Common Dividend Key factors considered when assessing the dividend Outlook on Earnings Credit Quality Level of Capital Overall Economic Environment Repurchase of Remaining Preferred Shares

2012 Strategic Priorities

MainSource Financial Group 2012 Strategic Priorities Continued Improvement in Credit Quality Loan Growth Continued Growth in Checking Households Repurchase Remaining Preferred Shares

Questions

Non-GAAP Measures This presentation contains certain financial information determined by methods other than in accordance with accepted accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial measures include the following: operating net income (excluding goodwill impairment charges), operating earnings per share (excluding goodwill impairment charges), and earnings (excluding loan loss provision, taxes and goodwill impairment charges). Non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures the most comparable GAAP measures, please refer to the following reconciliation tables.

Non-GAAP Reconciliation (in millions, except EPS) Operating Net Income Reconciliation: 2007 2008 2009 2010 2011 Operating Net Income $21.9 $19.2 $7.7 $14.8 $23.8 Goodwill Impairment Charge ---- ---- (71.8) ---- ---- Net Income/(Loss)(GAAP) $21.9 $19.2 $(64.1) $14.8 $23.8 Operating Earnings Per Share Reconciliation: 2007 2008 2009 2010 2011 Operating Earnings Per Share $1.17 $1.00 $0.24 $0.58 $1.03 Goodwill Impairment Charge ---- ---- (3.57) ---- ---- Earnings Per Share/(Loss)(GAAP) $1.17 $1.00 $(3.33) $0.58 $1.03 Operating Before LLP and Taxes Reconciliation: 2007 2008 2009 2010 2011 Earnings Before LLP, Taxes and Goodwill $34.5 $44.5 $50.8 $50.3 $45.3 Loan Loss Provision 5.7 20.9 46.3 35.3 7.8 Tax Expense (Benefit) 6.9 4.4 (11.7) 0.2 3.7 Goodwill Impairment Charge ---- ---- (80.3) ---- ---- Earnings (Loss)(GAAP) $21.9 $19.2 $(64.1) $14.8 $23.8

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